UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 31, 2004
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                       FIRST NIAGARA FINANCIAL GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                     000-23975                42-1556195
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(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

6950 South Transit Road, P.O. Box 514, Lockport, New York             14095-0514
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (716) 625-7500
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                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events

      On August 31, 2004, First Niagara Financial Group, Inc. (the "Company") issued a press release disclosing that it has been authorized by its Board of Directors to repurchase up to an additional 4.2 million (5%) of its outstanding common stock, as part of its ongoing capital management program and that it expects to complete its current 2.1 million program early in the fourth quarter of this year. The Company also disclosed that due to regulatory restrictions, it is restricted from repurchasing additional stock until late October. A copy of the press release is filed as exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(a)   Not Applicable.

(b)   Not Applicable.

(c)   Exhibits.

      Exhibit No.       Description
      -----------       -----------

      99.1              Press release dated August 31, 2004

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        FIRST NIAGARA FINANCIAL GROUP, INC.


DATE: August 31, 2004                   By: /s/ John R. Koelmel
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                                            John R. Koelmel
                                            Chief Financial Officer
                                            (Duly authorized representative)